UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): July 7, 2008

FORTRESS FINANCIAL GROUP, INC.
 (Exact name of registrant as specified in charter)

Wyoming
(State or other Jurisdiction of Incorporation or Organization)

000-24262 (Commission File Number)	1903 60th Place E, Suite M2240 Bradenton, Florida 34203	91-1363905 (IRS Employer Identification No.)
(Address of Principal Executive Offices and zip code)

(954) 840-6961
(Registrant's telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On June 30, 2008 the Company had an amount of 59,150,850,057 outstanding shares of Common Stock.

NET ASSET VALUE PER SHARE AS AT JUNE 30, 2008 :-

On June 30, 2008 the Company had a Net Asset Value per share of US$0.0139.

This was calculated as follows :-

An amount of 483,750,099 shares of Hunt Gold Corporation (HGLC.PK) Common Stock are held by Western Diversified Mining Resources, Inc.; a wholly owned subsidiary of the Company. The value of this holding is in the amount of US$967,500. This is calculated at the Hunt Gold Corporation's market price of US$0.002 per share on July 3, 2008.

An amount of 10,000,000,000 shares of Hunt Gold Corporation (HGLC.PK) Common Stock are held directly by the Company. The value of this holding is in the amount of US$20,000,000. This is calculated at the Hunt Gold Corporation's market price of US$0.002 per share on July 3, 2008.

An amount of 1,030,034,482 shares of Bouse Mining Holdings plc are held by Western Diversified Mining Resources, Inc.; a wholly owned subsidiary of the Company. The value of this holding is in the amount of US$599,995,086.

This represents 46.8% of the Issued Share Capital of Bouse Mining Holdings plc. As of June 13, 2008, the Company entered into a Heads of Agreement to dispose their entire shareholding in Bouse Mining Holdings plc; to an OTC Pink Sheets quoted Gold Mining & Exploration Company (hereinafter referred to as "Goldco"). This is to be settled through the issue of restricted Shares of Common Stock in Goldco.

Based upon the pricing per share, the Company's stockholding in Goldco, through the sale of its entire stockholding in Bouse Mining Holdings plc; will be valued in the amount of US$0.5825 per 1 (one) Ordinary Share of Bouse Mining Holdings plc.

An amount of 1,030,421,001 shares of Copperstone Mining Holdings plc are held by Western Diversified Mining Resources, Inc.; a wholly owned subsidiary of the Company. The value of this holding is in the amount of US$201,035,137.

This represents 46.8% of the Issued Share Capital of Copperstone Mining Holdings plc. As of June 13, 2008, the Company entered into a Heads of Agreement to dispose their entire shareholding in Copperstone Mining Holdings plc; to an OTC Pink Sheets quoted Gold Mining & Exploration Company (hereinafter referred to as "Goldco"). This is to be settled through the issue of restricted Shares of Common Stock in Goldco.

Based upon the pricing per share, the Company's stockholding in Goldco, through the sale of its entire stockholding in Copperstone Mining Holdings plc; will be valued in the amount of US$0.1951 per 1 (one) Ordinary Share of Copperstone Mining Holdings plc.

SHARE REPURCHASES :-

On June 3, 2008 the Company purchased an amount of 376,941,669 shares of its Common stock at a price of US$0.0139 per share of Common Stock. This pricing being based upon the Company's Net Asset Value per share as at June 30, 2008. The cost of this repurchase was in the amount of US$5,239,488.92. This was settled through the transfer of an amount of 2,619,744,460 restricted shares of the Company's stockholding in Hunt Gold Corporation (HGLC.PK) and at a price of US$0.002 per share of Hunt Gold Corporation's Common Stock; to the vendors of these shares of the Company's Common Stock.  This is calculated at the Hunt Gold Corporation's market price of US$0.002 per share on July 3, 2008.

The Company has instructed its Transfer Agent to cancel these shares of the Company's Common Stock and in the amount of 376,941,669 shares of Common Stock.

On June 3, 2008 the Company purchased an amount of 14,332,141,579 shares of its Common stock at a price of US$0.0139 per share of Common Stock. This pricing being based upon the Company's Net Asset Value per share as at June 30, 2008. The cost of this repurchase was in the amount of US$199,216,768. This was settled through the transfer of an amount of 342,003,035 Ordinary Shares of Western Diversified Mining Resources, Inc.'s stockholding in Bouse Mining Holdings plc and at a price of US$0.5825 per share of Bouse Mining Holdings plc Ordinary Stock; to the vendors of these shares of the Company's Common Stock.

The Company has instructed its Transfer Agent to cancel these shares of the Company's Common Stock and in the amount of 14,332,141,579 shares of Common Stock.

CANCELLATION OF ADDITIONAL SHARES OF THE COMPANY'S COMMON STOCK :-

The Company failed to complete a Consulting Agreement with Mr. Leslie Smiedt. Accordingly, the amount of 1,500,000,000 shares of the Company's Common Stock issued to Mr. Leslie Smiedt in respect thereof, has now been cancelled by the Company.

The Company has instructed its Transfer Agent to cancel these shares of the Company's Common Stock and in the amount of 1,500,000,000 shares of Common Stock.

EFFECT UPON THE COMPANY'S STOCK HOLDINGS IN HUNT GOLD CORPORATION AND IN BOUSE MINING HOLDINGS PLC :-

The Company's direct holding in the amount of 10,000,000,000 shares of Hunt Gold Corporation (HGLC.PK) Common Stock has been reduced by an amount of 2,619,744,460 shares of Hunt Gold Corporation Common Stock. The Company's direct holding in Hunt Gold Corporation is now in the amount of 7,380,255,540 shares of Common Stock. The value of the Company's direct stockholding in Hunt Gold Corporation is now in the amount of US$14,760,511. This is calculated at the Hunt Gold Corporation's market price of US$0.002 per share on July 3, 2008.

The Company's indirect stockholding in Bouse Mining Holdings plc in the amount of 1,030,034,482 shares has now been reduced by an amount of 342,003,035 Ordinary Shares. The Company's indirect holding in Bouse Mining Holdings plc is now in the amount of 688,031,447 Ordinary Shares. The value of this holding is in the amount of US$400,778,318.

NUMBER OF OUTSTANDING SHARES AT JULY 7, 2008

The Company's outstanding shares have been decreased from an amount of 59,150,850,057 shares of Common Stock to an amount of 42,941,766,809. An amount of 16,209,083,248 shares of the Company's stock have been repurchased and cancelled. This represents a 27.4% reduction in the Company's outstanding shares of Common Stock.

NET ASSET VALUE PER SHARE AS AT JULY 7, 2008 :-

Based upon an outstanding amount of 42,941,766,809 shares of the Company's shares of Common Stock at July 7, 2008, the Net Asset Value per Share is in the amount US$0.0144.

The Company calculates in Net Asset Value in the amount of US$617,541,466 as at July 7, 2008.

This is calculated as follows :-

Hunt Gold Corporation (HGLC.PK) shares of Common Stock held directly by the Company in the amount of 7,380,255,540 and at a market price of US$0.002 per share, give a valuation in the amount of US$14,760,511.

Hunt Gold Corporation (HGLC.PK) shares of Common Stock held indirectly by the Company in the amount of  483,750,099 and at a market price of US$0.002 per share, give a valuation in the amount of US$ US$967,500.

Copperstone Mining Holding Ordinary Shares held indirectly by the Company in the amount of 1,030,421,001 and at a value of US$0.1951 per Ordinary Share, give a valuation in the amount of US$201,035,137.

Bouse Mining Holding Ordinary Shares held indirectly by the Company in the amount of  688,031,447 and at a value of US$0.5825 per Ordinary Share, give a valuation in the amount of US$400,778,318.

The value of the Company's stockholding in St James Capital Holdings, Inc. (SJCH.PK) and the Company's intangible assets have been excluded from this calculation.

GENERAL :-

St James Capital Holdings, Inc., nor any its subsidiary companies, are no longer a stockholder in the Company following these above-mentioned transactions.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired.

Not Applicable

(b)	Pro Forma Financial Information.

Not Applicable

(c)	Exhibits

None.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Financial Group, Inc.

Date: July 7, 2008	By:	/s/ Alan Santini
Alan Santini
Chief Executive Officer

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